BARON

FUNDS®

Baron Health Care Fund

Supplement dated February 28, 2022

to Summary Prospectus dated December 31, 2021

IMPORTANT NOTICE REGARDING CHANGE IN THE INVESTMENT STRATEGY

Effective Friday, April 29, 2022, in connection with the principal investment strategy of Baron Health Care Fund (the “Fund”), the Summary Prospectus of the Fund is modified as follows:

On page 2 of the Summary Prospectus, the following sentence under “Principal Investment Strategies of the Fund,” which reads as follows: “The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks, however, investments in non-U.S. securities are limited to 25% of the Fund’s total assets at the time of purchase.” is deleted in its entirety and replaced with the following: “The Fund may purchase securities of companies of any market capitalization and may invest in foreign stocks, however, investments in non-U.S. securities are limited to 35% of the Fund’s total assets at the time of purchase.”